UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2006

DynCorp International LLC
(Exact name of registrant as specified in its charter)

Delaware	333-127343	52-2287126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8445 Freeport Parkway, Suite 400, Irving, Texas	75063
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (817) 224-1460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2006, Jay K. Gorman announced his resignation as Executive Vice President and Chief Operating Officer of DynCorp International LLC, effective as of August 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International LLC

Date: September 1, 2006	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer